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                                                          EXHIBIT 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

          As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1996, included in this Form 10-K, into CopyTele, Inc.'s previously filed Registration Statement on Form S-8, as amended, (File No. 33-49402) and Registration Statement on Form S-8 (File No. 33-72716).




                                         ARTHUR ANDERSEN LLP




     New York, New York
     January 26, 1996





























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